SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 10, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Power Technology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                         0-248671                  88-0395816
   ---------------                  ------------             -------------------
    (State or other                  (Commission              (I.R.S. Employer
   jurisdiction of                  File Number)             Identification No.)
    incorporation)

                          109 Post Oak Lane, Suite 422
                              Houston, Texas 77024
                    ----------------------------------------
                    (Address of principal executive offices)

                                  713.621.4310
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

         Beckstead and Watts, LLP, the previous independent registered accounting firm of Power Technology, Inc. (the "Company") for the fiscal years ended January 31, 2003 and 2004, resigned on March 10, 2005, from further audit services to the Company because the firm has been the auditor of the Registrant for more than five years, as required by the Sarbanes-Oxley Act of 2002, as amended.

         During the fiscal years ended January 31, 2003 and 2004, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that the reports of Beckstead and Watts, LLP for such fiscal years indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

         For the two fiscal years ended January 31, 2003 and 2004, and the subsequent interim periods ended October 31, 2004, there were no disagreements between the Company and Beckstead and Watts, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of Beckstead and Watts, LLP would have caused Beckstead and Watts, LLP to make reference to the subject matter of the disagreement in connection with its reports.

         On March 11, 2005, the Company executed an engagement letter to Malone & Bailey, PC., located at 2925 Briarpark, Suite 930, Houston, TX 77042 to audit the consolidated financial statements of the Company for its fiscal year ended January 31, 2005, and the related statements of income, stockholders' equity, and cash flows for the year then ending. The Board of Directors approved the appointment of Malone & Bailey, PC on May 10, 2005. During the two most recent fiscal years or any subsequent interim period, the new independent registered accounting firm had not previously been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with the firm regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event prior to March 31, 2005.

Section 9.  Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits

                  16       Accountants letter from Beckstead and Watts, LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


May 26, 2005                                Power Technology, Inc.


                                            By: /s/ Bernard J. Walter
                                            -----------------------------------
                                            Bernard J. Walter, President